                                                                  EXHIBIT 10.3
                                                                  ------------

                                                                EXECUTION COPY

                            VOTING TRUST AGREEMENT

         VOTING TRUST AGREEMENT (this "AGREEMENT"), dated as of July 10, 2000, by and among Waxman USA Inc., a Delaware corporation ("STOCKHOLDER"), Wilmar Industries, Inc., a New Jersey corporation ("WILMAR"), BW Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Wilmar ("BW ACQUISITION" and, together with Wilmar, "PURCHASER"), American Stock Transfer & Trust Company (the "VOTING TRUSTEE"), and Barnett Inc., a Delaware corporation (the "COMPANY").

                             W I T N E S S E T H:

         WHEREAS, concurrently herewith, Purchaser and Company are entering into an Agreement and Plan of Merger of even date herewith (the "MERGER AGREEMENT"), pursuant to which Purchaser will acquire all of the outstanding shares of common stock, $0.01 par value per share, of Company (the "COMMON STOCK"), for the Merger Consideration, as defined in the Merger Agreement in effect on the date hereof, pursuant to a merger of the Purchaser with and into Company (the "MERGER");

         WHEREAS, the Stockholder owns, beneficially and of record, as of the date hereof, 7,186,530 shares of Common Stock (the "EXISTING SHARES" and, together with any shares of Common Stock acquired after the date hereof and prior to the termination hereof, hereinafter collectively referred to as the "SHARES"), of which 1,000,000 Existing Shares are pledged (the "PLEDGED SHARES") to Congress Financial Corporation ("CONGRESS") as collateral security for the Stockholder's obligations to Congress pursuant to that certain Loan and Security Agreement, dated as of June 17, 1999 and amended as of December 8, 1999, March 29, 2000, May 1, 2000 and July 9, 2000, by and among Congress, Waxman Consumer Products Group, Inc., WOC Inc., Western American Manufacturing Inc., WAMI Sales, Inc., Stockholder, Waxman Industries, Inc., a Delaware corporation ("WAXMAN"), and TWI, International, Inc. (the "CONGRESS CREDIT FACILITY");

         WHEREAS, as a condition to its willingness to enter into the Merger Agreement, and in reliance upon Stockholder's representations, warranties, covenants and agreements hereunder, Purchaser has required that Stockholder agree, and Stockholder has agreed, to enter into a Stockholder Agreement (the "STOCKHOLDER AGREEMENT") dated today's date, and this Agreement; and

         WHEREAS, this Agreement is being entered into concurrently with the execution of the Merger Agreement and the Stockholder Agreement, and capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1.       DEPOSIT INTO VOTING TRUST ARRANGEMENT; AND ACKNOWLEDGMENT OF
                  RECEIPT.

                  Within one (1) business day of the date hereof, Stockholder shall deliver to the Voting Trustee the certificates representing all of the Existing Shares, other than the Pledged Shares, together with five duly executed stock powers, endorsed in blank, with signature guaranteed by a member of the medallion guaranty program (the "STOCK POWERS" and, collectively with the Existing Shares (other than the Pledged Shares) and any other Shares which it may hereunder receive from the Stockholder pursuant to the Stockholder Agreement being collectively, the "VOTING TRUST"). The Stockholder and the Voting Trustee shall take such action as is necessary to effect the transfer of such shares of Common Stock to, and in the name of, the Voting Trustee on the books of the Company, including the immediate filing of a duplicate of this Agreement with the secretary of the Company. After the filing of this Agreement in the registered office of the Company pursuant to
Section 10, certificates for the Common Stock transferred and delivered to the Voting Trustee pursuant to this Agreement shall be issued to and held by the Voting Trustee in the name of American Stock Transfer & Trust Company, as Voting Trustee (such shares of Common Stock being referred to herein as the "VOTING TRUST STOCK"). The Voting Trustee accepts the trust created hereby and upon receipt by the Voting Trustee of the certificates for and upon the transfer of such shares of Common Stock into the name of the Voting Trustee, the Voting Trustee shall hold the Voting Trust Stock, as stockholder of record, in each case subject to the terms and conditions of this Agreement. The Voting Trustee acknowledges receipt of copies of the Merger Agreement and the Stockholder Agreement.

         2.       STOCK CERTIFICATES.

                  On all certificates representing Voting Trust Stock, as well as in the stock ledger of the Company, the following legend shall conspicuously appear:

                  "The shares of Common Stock evidenced by this stock certificate are subject to certain restrictions contained in
                  (i) the Voting Trust Agreement dated as of July 10, 2000 (as it may hereafter be amended or otherwise modified from time to time, the "Agreement"), by and among Waxman USA, Inc., as Voting Trustee, Wilmar Industries, Inc. ("WILMAR"), BW Acquisition, Inc. ("BW ACQUISITION" and, together with Wilmar, the "PURCHASER") and Barnett Inc. (the "COMPANY") and (ii) the Certificate of Incorporation and By-laws of the Company, each as may be amended from time to time. The holder of this stock certificate, by his acceptance hereof, agrees to be bound by all the provisions of such agreements and instruments, which agreements and instruments are available for inspection by the owner hereof at the registered office of the Company in the State of Delaware.

                  The shares represented by this stock certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these shares under the Securities Act of 1933 or an opinion of the

                  Company's counsel that registration is not required under said Act."

         3.       ISSUANCE OF VOTING TRUST CERTIFICATES.

                  Promptly after the creation of the Voting Trust hereunder, the Voting Trustee shall issue to the Stockholder, in exchange for the Voting Trust Stock delivered hereunder, a Voting Trust Certificate substantially in the form annexed as Exhibit A hereto (the "VOTING TRUST CERTIFICATE"). Except as otherwise expressly provided herein, all options, rights of purchase and other rights, powers and privileges affecting or relating to the Voting Trust Stock, shall attach to the Voting Trust Certificate.

         4.       VOTING OF THE VOTING TRUST STOCK.

                  The Voting Trustee shall have the right to exercise, in person or by its nominees or proxies, all rights and powers to vote the shares of the Voting Trust Stock deposited hereunder and to take part in or give consent with respect to any lawful corporate action with respect to which such shares are able or required to be voted as follows: The Voting Trustee shall vote the Shares of the Voting Trust Stock: (a) in favor of the Merger; (b) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Company under the Merger Agreement; and (c) against any action or agreement that would impede, interfere with, delay, postpone or attempt to discourage the Merger including, but not limited to, (i) any extraordinary corporate transaction (other than the Merger), such as a merger, other business combination, reorganization, consolidation, recapitalization, dissolution or liquidation involving Company (a "BUSINESS COMBINATION TRANSACTION"), (ii) a sale or transfer of a material amount of assets of Company or any of its subsidiaries,
(iii) any change in the management or board of directors of Company, except as otherwise agreed to in writing by Purchaser, (iv) any change in the present capitalization of the Company, or (v) any other change in the corporate structure (including the charter, by-laws or other organizational or constitutive documents) or business of the Company. Voting Trustee agrees, without limiting the foregoing, that it shall consult with Purchaser prior to any such vote and vote the Shares of the Voting Trust Stock in such manner as is determined by Purchaser to be in compliance with the provisions of this
Section 4. With respect to all other matters not specified in the foregoing sentence herein, Voting Trustee shall vote the Shares represented by any Voting Trust Certificate in accordance with the written instructions of the registered holder thereof.

         5.       RECORD OF BENEFICIAL OWNERS; RESTRICTION ON TRANSFER.

                 (a) The Voting Trustee shall keep a record on its books of the name of each holder of a Voting Trust Certificate and the number of shares of Voting Trust Stock beneficially owned by each holder.

                 (b) No holder of a Voting Trust Certificate shall transfer its Voting Trust Certificate or the beneficial ownership of any Voting Trust Stock represented by such Voting Trust Certificate without the written consent of Purchaser.

                 (c) The transfer of a Voting Trust Certificate may be registered only upon the books of the Voting Trustee kept for the registration and registration of transfer of

Voting Trust Certificates upon surrender thereof to the Voting Trustee together with transfer instructions duly executed by the registered owner having such signature guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company, in such form as shall be reasonably satisfactory to the Voting Trustee. Upon any such registration of transfer the Voting Trustee shall execute and deliver in exchange for such Voting Trust Certificate a new registered Voting Trust Certificate, registered in the name of the transferee.

                 (d) If any mutilated Voting Trust Certificate is surrendered to the Voting Trustee, or the Voting Trustee receives evidence to its satisfaction that any Voting Trust Certificate has been destroyed, lost or stolen, and upon proof of ownership satisfactory to the Voting Trustee together with such security or indemnity as may be requested by the Voting Trustee to save it harmless, the Voting Trustee shall execute and deliver a new Voting Trust Certificate for the same number of shares of Voting Trust Stock as the Voting Trust Certificate so mutilated, destroyed, lost or stolen, with such notations, if any, as the Voting Trustee shall determine.

                 (e) Prior to due presentment of a Voting Trust Certificate for transfer and compliance with the requirements of this Section 5, the Voting Trustee may, except as otherwise required by law, treat the registered holder of any Voting Trust Certificate as the owner thereof for all purposes whatsoever and shall not be affected by any notice to the contrary.

                 (f) The Voting Trustee shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, the shares of Voting Trust Stock or (ii) create or suffer to exist any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement (a "LIEN") upon or with respect to any of the Voting Trust Stock except for the Lien created by this Agreement.

         6.       DISBURSEMENT OF SHARES.

                  6.1.     COMPANY'S COMMITMENT TO PURCHASE SHARES.

                  (a) Five business days after receipt by Voting Trustee of a certification from the Company that it has purchased certain shares of Common Stock pursuant to that certain agreement, dated as of the date hereof, by and between the Stockholder and the Company (the "BARNETT AGREEMENT"), such certification to be in substantially the form of Exhibit B hereto (the "STANDBY CLOSING NOTICE") no later than 5:00 p.m. New York City time on September 1, 2000, Voting Trustee shall immediately complete a Stock Power in favor of the Company for the Purchase Shares, as determined in accordance with the Barnett Agreement, date it the same date it received the Standby Closing Notice, and deliver it, together with certificates representing the Purchase Shares, to Company. If Voting Trustee does not have certificates representing the exact number of Purchase Shares, it shall deliver to Company certificates representing more than the Purchase Shares, together with instructions to the Company's transfer agent (the "TRANSFER AGENT"), which instructions the Company shall cause to be delivered to the Transfer Agent, requesting that a certificate representing the Shares in excess of the Purchase Shares be delivered to Voting Trustee at its address set forth below. The Company shall cause a copy of the Standby Closing Notice to be sent to the Stockholder at the same time it is sent to Voting Trustee.

                  (b) If (i) the Effective Time (as defined in the Merger Agreement) has not occurred on or prior to September 1, 2000 and (ii) the Company has not repurchased from the Stockholder the Purchase Shares in accordance with the Barnett Agreement by September 8, 2000, then, upon receipt by the Voting Trustee of written notice from both the Stockholder and Purchaser to such effect, the Stockholder shall be entitled to have transferred to it by the Voting Trustee the Purchase Shares. To the extent that the net proceeds per share received by the Stockholder from any sale of the Purchase Shares is less than the Merger Consideration, Purchaser shall, within ten (10) days after the Effective Time, pay to the Stockholder by wire transfer of immediately available funds to the account or accounts designated for payment an amount equal to the product of (a) the difference between the Merger Consideration and the net proceeds per share received by the Stockholder for the Purchase Shares, multiplied by (b) the number of Purchase Shares sold by the Stockholder.

                  (c) Upon the transfer of the Purchase Shares pursuant to
Section 6.1(a) or (b), the Stockholder shall surrender its Voting Stock Certificate to the Voting Trustee, and the Voting Trustee shall issue to the Stockholder in exchange a new Voting Stock Certificate representing the stated amount of Voting Stock on the surrendered Voting Stock Certificate less the amount of Voting Stock released from the Voting Trust in connection with such transfer.

                 6.2. THE MERGER. If Purchaser delivers to the Voting Trustee a notice that the Effective Time has occurred (the "MERGER CLOSING NOTICE"), the Voting Trustee shall continue to hold the Voting Trust then held by it on the date of such Merger Closing Notice and disburse it in accordance with the terms and conditions of this Section 6.2. Promptly after the receipt from the Surviving Corporation (as defined in the Merger Agreement) of a letter of transmittal and other instructions concerning the surrender of the Shares in exchange for the Merger Consideration, Voting Trustee shall complete and execute such documents and promptly return them, together with the certificates representing all of the Shares then held as part of the Voting Trust, as per the instructions received from the Surviving Corporation. In completing such documents, Voting Trustee shall instruct that the Merger Consideration be delivered to the following address, or to such other address as Stockholder shall so notify Voting Trustee in writing no later than five
(5) business days following the Effective Time: (a) the first $9,910,243.13 of Merger Consideration to: Chase Manhattan Bank, c/o Congress Financial Corp., ABA# 021000021, Acct. # 322001293, Client # 2555, ref. # 6135 and (b) the
remaining Merger Consideration to: Firstar N.A. Milwaukee, WI, ABA # 042000013, Acct. Name Waxman USA Inc., Acct. # 821689312. In furtherance of the foregoing, Stockholder hereby appoints and constitutes Voting Trustee as its attorney-in-fact, with full power of substitution, to complete any and all documents and to take any and all actions which are necessary or appropriate in order to carry out the provisions and intent of this Section 6.2.

         7.       TERMINATION.

                  This Agreement shall terminate on the earliest of (a) immediately upon the Voting Trustee having released the entire Voting Trust pursuant to Section 6.2 hereof, (b) 5:00 p.m. New York City time on November 30, 2000, but only if the Effective Time has not occurred by such time, (c) any decrease in the Merger Consideration from that referenced in the Merger Agreement as of the date hereof or any other change (including by way of amendment, modification, waiver or other acquiescence) relating to the Merger Consideration (including, without limitation, any changes to the manner of calculating or paying, including the timing thereof or conditions thereto, the Merger Consideration),
(d) any amendment to the Merger Agreement that adversely affects the Stockholder and (e) fourteen (14) days after the occurrence of the stockholders meeting called by the Company to approve the Merger as set forth in Section 5.5 of the Merger Agreement, but only if the Effective Time has not occurred by such time. The Stockholder and Purchaser shall jointly give written notice of such termination to the Voting Trustee. Upon the receipt of the notice of termination hereof, the Voting Trustee shall deliver all shares of Voting Trust Stock and all Voting Trust Certificates to the Stockholder, and irrespective of any delivery of such shares of Voting Trust Stock and such Voting Trust Certificates, all rights incident thereof shall immediately vest solely in the Stockholder.

         8.       VOTING TRUSTEE.

                 (a) The Voting Trustee shall have no duty or obligation hereunder other than to take such specific actions as are required of it from time to time under the provisions hereof, and it shall incur no liability hereunder or in connection herewith for anything whatsoever other than as a result of its own gross negligence or willful misconduct. Purchaser and Stockholder, jointly and severally, agree to indemnify, hold harmless and defend the Voting Trustee from and against any and all losses, claims, liabilities and reasonable expenses, including the reasonable fees of its counsel, which it may suffer or incur hereunder, or in connection herewith, except such as shall result solely and directly from its own gross negligence or willful misconduct, and each of Purchaser and Stockholder agree to contribute an amount equal to 50% of the total amount paid to Voting Trustee pursuant to this Section 8(a). Anything in this Agreement to the contrary notwithstanding, in no event shall the Voting Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Voting Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. The foregoing indemnities in this paragraph shall survive the resignation of the Voting Trustee or the termination of this Agreement. The only duties and responsibilities of the Voting Trustee shall be to hold the Voting Trust received hereunder, to vote the Voting Trust Stock and to disburse such Voting Trust in accordance with the terms of this Agreement. The Voting Trustee shall have no responsibility for the validity of any agreements referred to in this Agreement, or for the performance of any such agreements by any party thereto or for interpretation of any of the provisions of any such agreements. The Voting Trustee shall be fully protected and shall not incur any liability in acting in accordance with any written instructions given to it hereunder and believed by it to have been executed by the proper person. The Voting Trustee shall be under no duty to inquire into or investigate the validity or accuracy of any such document. The Voting Trustee's fees and expenses for acting as Voting Trustee hereunder are set forth in Schedule I hereto. Such fees and expenses shall be shared equally by Purchaser and Stockholder.

                 (b) The Voting Trustee shall not be liable for any action taken or omitted by it in good faith unless the loss to the parties hereto was primarily caused by (i) the gross negligence or willful misconduct of the Voting Trustee as determined by a court of competent jurisdiction or (ii) a breach by the Voting Trustee of any of the terms contained in this Agreement. In the administration of the Voting Trust hereunder, the Voting Trustee may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it.

The Voting Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accounts or other skilled persons unless the loss to the parties hereto was primarily caused by (x) the gross negligence or willful misconduct of the Voting Trustee as determined by a court of competent jurisdiction or
(y) a breach by the Voting Trustee of any of the terms contained in this Agreement.

                 (c) In the event that the Voting Trustee shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto or its designated representative which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

                 (d) The Voting Trustee may resign at any time by giving written notice thereof to the other parties hereto, but such resignation shall not become effective until a successor voting trustee shall have been appointed and shall have accepted such appointment in writing. If any instrument of acceptance by a successor voting trustee shall not have been delivered to the Voting Trustee within 30 days after the giving of such notice of resignation, the resigning Voting Trustee may at the expense of Purchaser and Stockholder, as to 50 percent each, petition any court of competent jurisdiction for the appointment of a successor voting trustee.

         9.      OBLIGATION OF COMPANY.

                 For any meeting of Company's stockholders at which the Voting Trustee shall be asked to vote, Company shall give the Voting Trustee, Purchaser and the registered holder of the Voting Trust Certificate written notice setting forth the date, time and place of the meeting and the matters to be considered. Such notification shall be sent to the Voting Trustee, Purchaser and the registered holder of any Voting Trust Certificate not less than ten (10) business days nor more than sixty (60) days prior to such meeting.

         10.      OTHER OBLIGATION OF THE VOTING TRUSTEE.

                  The Voting Trustee shall file a copy of this Agreement (and any amendments hereto) in the registered office of the Company in the State of Delaware, which copy the Company shall cause to be open to the inspection of any stockholder of the Company and any holder of a Voting Trust Certificate daily during business hours. The Company's registered office in Delaware is located at the Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the Company's registered agent at that address is The Corporation Trust Company.

         11.      NOTICES.

                  All notices, deliveries or other communications required or permitted hereunder shall be in writing (except as otherwise provided herein), given in the manner provided in the Merger Agreement, and shall be deemed duly given when received, addressed as follows:

                  If to Purchaser:

                  Wilmar Industries, Inc.
                  303 Harper Drive
                  Moorestown, New Jersey 08057

                  Attention: William Sanford
                  Facsimile: (856) 439-8846

                  With a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York  10019

                  Attention:  Mark A. Underberg, Esq.
                  Facsimile:  (212) 757-3990

                  If to Stockholder:

                  Waxman USA Inc.
                  c/o Waxman Industries, Inc.
                  24460 Aurora Road
                  Bedford Heights, OH  44146

                  Attention:  Armond Waxman
                  Facsimile:  (440) 439-8678

                  With a copy to:

                  Swidler Berlin Shereff Friedman, LLP
                  The Chrysler Building
                  405 Lexington Avenue
                  New York, New York  10174

                  Attn:  Scott M. Zimmerman, Esq.
                  Facsimile:  (212) 891-9598

                  If to the Company:

                  Barnett Inc.
                  801 West Bay Street
                  Jacksonville, FL 32204

                  Attention: William R. Pray
                  Facsimile: (904) 388-4566

                  With a copy to:

                  Foley & Lardner
                  Post Office Box 240
                  200 Laura Street
                  Jacksonville, FL 32201-0240

                  Attn:  Charles V. Hedrick, Esq.
                  Facsimile:  (904) 359-8700

                  If to the Voting Trustee:

                  American Stock Transfer & Trust Company
                  40 Wall Street, 46th Floor
                  New York, NY 10005

                  Attention:  Wilbert Myles
                  Facsimile:  (718) 921-8323

         12.      ENTIRE AGREEMENT; AMENDMENT.

                  This Agreement, together with the documents expressly referred to herein, constitute the entire agreement among the parties hereto with respect to the subject matter contained herein and supersede all prior agreements and understandings among the parties with respect to such subject matter. This Agreement may not be modified, amended, altered or supplemented except by an agreement in writing executed by the Voting Trustee, Purchaser and the Stockholder.

         13.      SUCCESSORS AND ASSIGNS.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and personal representatives, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties.

         14.      GOVERNING LAW.

                  Except as expressly set forth below, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In addition, each of Stockholder and Purchaser hereby agree that any dispute arising out of this Agreement shall be heard in the Chancery Court of the State of Delaware or in the United States District Court for the District of Delaware and, in connection therewith, each party to this Agreement hereby consents to the jurisdiction of such courts and agrees that any service of process in connection with any dispute arising out of this Agreement may be given to any other party hereto by certified mail, return receipt requested, at the respective addresses set forth in Section 11 above.

         15.      INJUNCTIVE RELIEF.

                  The parties agree that in the event of a breach of any provision of this Agreement, the aggrieved party may be without an adequate remedy at law. The parties therefore agree that in the event of a breach of any provision of this Agreement, the aggrieved party shall be entitled to obtain in any court of competent jurisdiction a decree of specific performance or to enjoin the continuing breach of such provision, in each case without the requirement that a bond be posted, as well as to obtain damages for breach of this Agreement. By seeking or obtaining such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

         16.      COUNTERPARTS; FACSIMILE SIGNATURES.

                  This Agreement may be executed, including execution by facsimile, in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

         17.      SEVERABILITY.

                  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

         18.      FURTHER ASSURANCES.

                  Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

         19.      THIRD PARTY BENEFICIARIES.

                  Nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy or claim under or by reason of this Agreement or any provision contained herein.

         20.      LEGAL EXPENSES.

                  In the event any legal proceeding is commenced by any party to this Agreement to enforce, or recover damages for any breach of, the provisions hereof, the prevailing party in such legal proceeding shall be entitled to recover in such legal proceeding from the losing party such prevailing party's costs and expenses incurred in connection with such legal proceedings, including reasonable attorneys fees and disbursements.

                  IN WITNESS WHEREOF, Voting Trustee, Stockholder, Purchaser, and Company have caused this Agreement to be executed by their duly authorized officers, each as of the date and year first above written.



                  American Stock Transfer & Trust Company, as Voting Trustee

                  By:  /s/ Herbert J. Lemmer
                    ---------------------------------------------
                  Name:  Herbert J. Lemmer
                  Title:  Vice President

                  Waxman USA Inc.

                  By: /s/ Armond Waxman
                     --------------------------------------------
                  Name:  Armond Waxman
                  Title:  President and Co-CEO


                  Wilmar Industries, Inc.

                  By:  /s/  Michael J. Grebe
                     --------------------------------------------
                  Name:  Michael J. Grebe
                  Title:  President


                  BW Acquisition, Inc.

                  By:  /s/  William Sanford
                     --------------------------------------------
                  Name:  William Sanford
                  Title:  Vice President


                  Barnett Inc.

                  By:   /s/  William Pray
                     --------------------------------------------
                  Name:  William Pray
                  Title:  Chief Executive Officer

                                   EXHIBIT A

                                    TO THE

                            VOTING TRUST AGREEMENT

                                    Form of

                           Voting Trust Certificate

Registered Holder:________________  Certificate No.__

                 THE SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER ENCUMBRANCE OF THIS VOTING TRUST CERTIFICATE OR THE COMMON STOCK REFERRED TO HEREIN IS SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS SET FORTH IN THE VOTING TRUST AGREEMENT DESCRIBED IN THIS CERTIFICATE AND PURSUANT TO WHICH THIS CERTIFICATE IS ISSUED. THIS CERTIFICATE AND SUCH COMMON STOCK ARE SUBJECT TO AND MAY BE TRANSFERRED OR ENCUMBERED ONLY IN ACCORDANCE WITH SUCH AGREEMENT, A DUPLICATE OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION.


                           Voting Trust Certificate


                                      for

                       6,186,530 shares of Common Stock

                           $0.01 par value per share

                                      of

                                 BARNETT INC.,

                            a Delaware corporation

                 THIS IS TO CERTIFY THAT, upon the termination of a certain Voting Trust established by a Voting Trust Agreement, dated as of July 10, 2000 (as amended, modified or supplemented from time to time in accordance with its terms, the "AGREEMENT"), by and among American Stock Transfer & Trust Company, as voting trustee (the "VOTING TRUSTEE"), Waxman

USA Inc., a Delaware corporation (the "STOCKHOLDER"), Wilmar Industries, Inc., a New Jersey corporation ("WILMAR"), BW Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Wilmar ("BW ACQUISITION" and, together with Wilmar, "PURCHASER"), pursuant to which this certificate has been issued, the Stockholder, as registered holder of this certificate, will be entitled to receive certificates for the shares hereinabove specified (the "SHARES") and, for the duration of such Agreement, to receive distributions equal to the cash or property or non-voting stock distributions, if any, received by the Voting Trustee upon a like number of the Shares standing in its name. Prior to the termination of the Agreement, the Voting Trustee, with respect to the Shares, shall possess and be entitled to exercise, in the manner and only to the extent provided in the Agreement, all the rights of every kind of the holder of this certificate, including the right to vote and to take part in, or to consent to any corporate or shareholders' action, it being expressly stipulated that no right to vote, or take part in, or to consent to any corporate or shareholders' action with respect to the matters set forth in Section 4(a)-(c) of the Agreement, shall pass to the registered holder hereof by, or under, this certificate.

                  This certificate is not transferable except as permitted by the Agreement, and is not valid unless signed by the Voting Trustee. The holder hereof, by accepting this certificate, manifests its consent that the undersigned Voting Trustee may treat the registered holder hereof as the true owner of this certificate for all purposes.

                  IN WITNESS WHEREOF, the undersigned, the Voting Trustee has caused this certificate to be signed as of the __ day of July, 2000.



                                  American Stock Transfer & Trust Company, as Voting Trustee


                             By:
                                 -------------------------------------
                                 Name:
                                 Title:

                                   EXHIBIT B

                                    TO THE

                            VOTING TRUST AGREEMENT

                        Form of Standby Closing Notice

                 The undersigned, Barnett Inc., a Delaware corporation (the "COMPANY"), hereby certifies and states to American Stock Transfer & Trust Company (the "VOTING TRUSTEE") as follows:

                  1. This certificate is a "Standby Closing Notice" within the meaning a Section 6.1 of that certain Voting Trust Agreement dated July 10, 2000 (THE "VOTING TRUST AGREEMENT") among Wilmar Industries, Inc., a New Jersey corporation ("WILMAR"), BW Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Wilmar ("BW ACQUISITION" and, together with Wilmar, "PURCHASER"), Company, Voting Trustee and Waxman USA Inc., a Delaware corporation ("STOCKHOLDER"), and a copy of this certificate has been sent to Stockholder on the date hereof.

                  2. Company has repurchased from Stockholder ______ shares of its Common Stock, par value $0.01 per share, of Company in accordance with that certain agreement, dated as of July 10, 2000, by and between the Stockholder and the Company (the "BARNETT AGREEMENT"),and delivered to Stockholder the purchase price therefor immediately available U.S. dollars in accordance with the terms of the Barnett Agreement.

                  3. Voting Trustee is hereby instructed to deliver certificates representing __________________ shares of Common Stock of the Company, together with a duly completed and executed Stock Power (as defined in the Voting Trust Agreement), to Company at the following address:

                  ________________________
                  ________________________
                  ________________________


                 4. Voting Trustee is entitled to rely on this certificate in accordance with the terms of the Voting Trust Agreement.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ____ day of _____________, 2000.

                  Barnett Inc.

                  By:______________________________
                  Name:
                  Title:

                                  SCHEDULE I

                       VOTING TRUSTEE FEES AND EXPENSES

                  [$2500 plus reasonable out-of-pocket expenses]